UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2018 (February 27, 2018)

Aetna Inc.
(Exact Name of Registrant as Specified in its Charter)

Pennsylvania	1-16095	23-2229683
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

151 Farmington Avenue Hartford, CT 06156
(Address of principal executive offices)

Registrant’s telephone number, including area code: (860) 273-0123

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

Legal Proceedings

As described in greater detail in the Litigation Relating to the Merger section of the definitive proxy statement of Aetna Inc. (“Aetna”) filed with the Securities and Exchange Commission on February 9, 2018 and first mailed to Aetna shareholders on or about February 12, 2018 (the “Proxy Statement”), a putative class action complaint captioned Miramond v. Aetna, Inc., et al., case number 3:18-cv-00083 is pending in the United States District Court for the District of Connecticut; an individual complaint captioned Stein v. Aetna, Inc., et al., case number 3:18-cv-00136 is pending in the United States District Court for the District of Connecticut; a putative class action complaint captioned Freedman v. Aetna, Inc., et al., case number 2:18-cv-00323 is pending in the United States District Court for the Eastern District of Pennsylvania; an individual complaint captioned Pham v. Aetna, Inc., et al., case number 3:18-cv-00154 is pending in the United States District Court for the District of Connecticut; an individual complaint captioned Vladimir Gusinsky Rev. Trust v. Aetna Inc. et al., case number 2:18-cv-00361 is pending in the United States District Court for the Eastern District of Pennsylvania; a putative class action complaint captioned Inzlicht-Sprei v. Aetna, Inc., et al., case number 3:18-cv-00176 is pending in the United States District Court for the District of Connecticut; and a putative class action complaint captioned Rosenfeld v. Aetna, Inc., et al., case number 3:18-cv-00213 is pending in the United States District Court for the District of Connecticut (collectively, the “Merger Litigation”). The Merger Litigation relates to the Agreement and Plan of Merger, dated as of December 3, 2017, among CVS Health Corporation, Hudson Merger Sub Corp. and Aetna and the Proxy Statement.

Aetna believes that the claims asserted in the Merger Litigation are without merit and no supplemental disclosure is required under applicable law. However, in order to avoid the risk of adverse effect or delay in connection with the Merger Litigation and to minimize the costs, risks and uncertainties inherent in litigation, and without admitting any liability or wrongdoing, Aetna has determined to voluntarily supplement the Proxy Statement as described in this Current Report on Form 8-K to address claims asserted in the Merger Litigation, and plaintiffs in the Merger Litigation have agreed to voluntarily dismiss their lawsuits in light of the supplemental disclosure. Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, Aetna specifically denies all allegations in the Merger Litigation that any additional disclosure was or is required.

Supplemental Disclosures

The additional disclosures in this Current Report on Form 8-K supplement the disclosures contained in, and should be read in conjunction with, the Proxy Statement, which should be read in its entirety. To the extent that information in this Current Report on Form 8-K differs from or updates information contained in the Proxy Statement, the information in this Current Report on Form 8-K shall supersede or supplement the information in the Proxy Statement. Capitalized terms used herein, but not otherwise defined, shall have the meanings ascribed to such terms in the Proxy Statement.

The disclosure under the heading “Background of the Merger” is hereby supplemented by amending and restating the third sentence of the second full paragraph on page 90 of the Proxy Statement to read as follows:

Starting in September 2016, members of Aetna’s management also met from time to time with representatives of Aetna’s financial advisors, Lazard and Allen & Company, which were providing general corporate and strategic advice to Aetna, to discuss Aetna’s business and potential strategic opportunities, including potential opportunities with companies in the retail industry. This subsequently resulted in the engagement of Lazard and Allen & Company in connection with a potential transaction involving CVS Health.

The disclosure under the heading “Background of the Merger” is hereby supplemented by amending and restating the seventh sentence of the first full paragraph on page 96 of the Proxy Statement to read as follows:

The board of directors discussed the advantages and disadvantages of Aetna exploring strategic alternatives, including a joint venture or business combination, with CVS Health or other companies with retail pharmacy operations as opposed to continuing to operate as a stand-alone company.

The disclosure under the heading “Background of the Merger” is hereby supplemented by adding the following disclosure after the seventh sentence of the first full paragraph on page 96 of the Proxy Statement:

The board of directors discussed the potential for a transaction with CVS Health to expedite Aetna’s strategy of building local, community-based health care access points, and noted the high cost of trying to achieve this result as a stand-alone company.

The disclosure under the heading “Background of the Merger” is hereby supplemented by amending and restating the eighth sentence of the first full paragraph on page 96 of the Proxy Statement to read as follows:

Representatives of Evercore discussed with the board of directors their views on certain potential longer term risks that could affect the combined company, including the risk that the cost savings, synergies and other benefits expected to be obtained as a result of a transaction would not be fully or timely realized, the risk of front of store retail sales revenue pressure from competitors, the risk of pharmacy revenue pressure from competitors, the risk of the loss of pharmacy benefit management revenues and the risk of price/earnings multiple compression.

The disclosure under the heading “Opinions of Aetna’s Financial Advisors – Opinion of Lazard Frères & Co. LLC” is hereby supplemented by amending and restating the second sentence of the second full paragraph on page 113 of the Proxy Statement to read as follows:

No company, business or transaction reviewed is identical or directly comparable to Aetna, CVS Health or their respective businesses or the merger nor were individual multiples (referenced below for informational purposes) observed for each of the Aetna selected transactions (as defined below) independently determinative of the results of Lazard’s selected precedent transactions analysis. An evaluation of these analyses is not entirely mathematical; rather, the analyses involve complex considerations and judgments concerning financial and operating characteristics and other factors that could affect the public trading, acquisition or other values of the companies, businesses or transactions reviewed.

The disclosure under the heading “Opinions of Aetna’s Financial Advisors – Opinion of Lazard Frères & Co. LLC” is hereby supplemented by amending and restating the eighth sentence of the first full paragraph on page 114 of the Proxy Statement to read as follows:

For purposes of the financial analyses described below in this section of this joint proxy statement/prospectus, the term (i) “implied per share merger consideration” means approximately $207.94 per share, calculated as the (a) cash consideration of $145.00 per share and (b) implied value of the stock consideration of approximately $62.94 per share based on a 0.8378x per share exchange ratio and an illustrative reference closing price for shares of CVS Health common stock of $75.12 per share as of December 1, 2017, (ii) “EBITDA” means earnings before interest, income taxes, depreciation and amortization, excluding certain one-time non-recurring items and other items that neither relate to the ordinary course of business nor reflect underlying business performance, as applicable, (iii) “adjusted EBITDA” means, in the case of Aetna, income before income taxes, excluding interest expense, depreciation and amortization, net realized capital gains or losses and other items, if any, that neither relate to the ordinary course of Aetna’s business nor reflect Aetna’s underlying business performance and, in the case of CVS Health, means earnings before income tax provision, interest, depreciation and amortization (excluding the impact, when applicable, of acquisition-related transaction and integration costs, charges in connection with store rationalization, goodwill impairments, losses on settlements of defined benefit pension plans and other items, if any, that neither relate to the ordinary course of CVS Health’s business nor reflect CVS Health’s underlying business performance), (iv) “EPS” means earnings per share, excluding certain one-time, non-recurring or non-cash items and other items that neither relate to the ordinary course of business nor reflect underlying business performance, as applicable, and (v) “adjusted EPS” means, in the case of Aetna, Aetna’s adjusted earnings on a per share basis and, in the case of CVS Health, CVS Health’s adjusted net income on a per share basis.

The disclosure under the heading “Opinions of Aetna’s Financial Advisors – Opinion of Lazard Frères & Co. LLC” is hereby supplemented by amending and restating the third sentence of the first full paragraph on page 115 of the Proxy Statement to read as follows:

Lazard calculated a range of estimated terminal values for Aetna by applying to Aetna’s estimated adjusted EBITDA for the fiscal year ending December 31, 2022 a range of EBITDA multiples of 10.0x to 11.0x selected based on Lazard’s professional judgment and taking into account, among other things, the observed implied calendar year 2018 estimated adjusted EBITDA multiple for Aetna (based on the closing price for Aetna common shares on October 25, 2017) and observed implied calendar year 2018 estimated EBITDA multiples for the Aetna selected companies (as defined below under the heading “—Selected Public Companies Analysis”) noting, in particular, the calendar year 2018 estimated EBITDA multiples derived for Anthem, Inc. and Cigna Corporation.

The disclosure under the heading “Opinions of Aetna’s Financial Advisors – Opinion of Lazard Frères & Co. LLC” is hereby supplemented by amending and restating the first sentence of the third full paragraph on page 115 of the Proxy Statement to read as follows:

Lazard reviewed, among other information, closing stock prices as of, in the case of the Aetna selected companies, December 1, 2017 (the last trading day prior to the date of the merger agreement) and, in the case of Aetna, December 1, 2017 and October 25, 2017 (the last trading day prior to initial published reports regarding a potential acquisition of Aetna by CVS Health), as a multiple of calendar year 2018 estimated EPS (or adjusted EPS in the case of Aetna).

The disclosure under the heading “Opinions of Aetna’s Financial Advisors – Opinion of Lazard Frères & Co. LLC” is hereby supplemented by amending and restating the second sentence of the third full paragraph on page 115 of the Proxy Statement to read as follows:

Lazard also reviewed enterprise values, calculated as fully diluted equity values based on closing stock prices as of, in the case of the Aetna selected companies, December 1, 2017 and, in the case of Aetna, December 1, 2017 and October 25, 2017, plus total debt, preferred stock and non-controlling interests (as applicable) and less unrestricted cash and cash equivalents and unconsolidated investments (as applicable), as a multiple of calendar year 2018 estimated EBITDA (or adjusted EBITDA in the case of Aetna).

The disclosure under the heading “Opinions of Aetna’s Financial Advisors – Opinion of Lazard Frères & Co. LLC” is hereby supplemented by amending and restating the second sentence of the fourth full paragraph on page 115 of the Proxy Statement to read as follows:

Lazard also noted that, based on closing prices for Aetna common shares on December 1, 2017 and October 25, 2017 utilizing publicly available Wall Street research analysts’ estimates, the calendar year 2018 estimated adjusted EPS multiples observed for Aetna were 18.0x and 15.9x, respectively, and the calendar year 2018 estimated adjusted EBITDA multiples observed for Aetna were 10.7x and 9.8x, respectively.

The disclosure under the heading “Opinions of Aetna’s Financial Advisors – Opinion of Lazard Frères & Co. LLC” is hereby supplemented by amending and restating the first sentence of the first full paragraph on page 116 of the Proxy Statement to read as follows:

Based on Lazard’s professional judgment and after taking into account, among other things, the observed implied calendar year 2018 estimated EPS and estimated EBITDA multiples for the Aetna selected companies and Aetna’s performance and business mix relative to the Aetna selected companies, Lazard then applied selected ranges of calendar year 2018 estimated EPS and calendar year 2018 estimated EBITDA multiples derived from the Aetna selected companies of 17.0x to 19.0x and 10.0x to 12.0x, respectively, to the calendar year 2018 estimated adjusted EPS and calendar year 2018 estimated adjusted EBITDA of Aetna utilizing the Aetna forecasts.

The disclosure under the heading “Opinions of Aetna’s Financial Advisors – Opinion of Lazard Frères & Co. LLC” is hereby supplemented by amending and restating the first table on page 116 of the Proxy Statement to read as follows:

Implied Per Share Equity Value Reference Ranges Based on:		Implied Per Share Merger Consideration
Calendar Year 2018 Estimated Adjusted EPS	Calendar Year 2018 Estimated Adjusted EBITDA
$170 – $190	$163 – $200	$207.94

The disclosure under the heading “Opinions of Aetna’s Financial Advisors – Opinion of Lazard Frères & Co. LLC” is hereby supplemented by amending and restating the first sentence of the second full paragraph on page 116 of the Proxy Statement to read as follows:

Using publicly available information, Lazard reviewed financial information relating to seven selected transactions, as noted below, involving target managed care organizations that, given their business and financial characteristics, Lazard considered generally relevant for purposes of the analysis, which are referred to for purposes of this section of this joint proxy statement/prospectus as the Aetna selected transactions.

The disclosure under the heading “Opinions of Aetna’s Financial Advisors – Opinion of Lazard Frères & Co. LLC” is hereby supplemented by amending and restating the first sentence of the fourth full paragraph on page 116 of the Proxy Statement to read as follows:

Lazard observed overall low to high latest 12 months EBITDA multiples for the Aetna selected transactions of 8.0x to 16.2x (with a mean of 11.7x and a median of 12.6x and 25th and 75th percentile multiples of 9.2x and 12.6x, respectively) as indicated below (multiples not publicly available are designated below as “na”), noting, in particular, the latest 12 months EBITDA multiples derived for the July 2015 Anthem, Inc./Cigna Corporation and the July 2015 Aetna Inc./Humana Inc. transactions of 12.5x and 12.6x, respectively.

The disclosure under the heading “Opinions of Aetna’s Financial Advisors – Opinion of Lazard Frères & Co. LLC” is hereby supplemented by moving the second table on page 116 of the Proxy Statement to follow the first sentence of the fourth full paragraph of page 116 of the Proxy Statement and amending and restating the table to read as follows:

Announced	Acquiror	Target	Latest 12 Months EBITDA
September 2017	• Centene Corporation	• New York State Catholic Health Plan, Inc. D/B/A Fidelis Care New York	• na
July 2015	• Anthem, Inc.	• Cigna Corporation	• 12.5x
July 2015	• Aetna Inc.	• Humana Inc.	• 12.6x
July 2015	• Centene Corporation	• Health Net, Inc.	• 12.6x
August 2012	• Aetna Inc.	• Coventry Health Care Inc.	• 8.1x
July 2012	• WellPoint, Inc.	• Amerigroup Corporation	• 16.2x
October 2011	• Cigna Corporation	• HealthSpring, Inc.	• 8.0x

The disclosure under the heading “Opinions of Aetna’s Financial Advisors – Opinion of Lazard Frères & Co. LLC” is hereby supplemented by amending and restating the second sentence of the fourth full paragraph on page 116 of the Proxy Statement to read as follows:

Lazard then applied a selected range of latest 12 months EBITDA multiples of 11.0x to 13.0x derived from the Aetna selected transactions to Aetna’s calendar year 2017 estimated adjusted EBITDA utilizing the Aetna forecasts.

The disclosure under the heading “Opinions of Aetna’s Financial Advisors – Opinion of Lazard Frères & Co. LLC” is hereby supplemented by amending and restating the second full sentence of the first paragraph on page 117 of the Proxy Statement to read as follows:

Lazard calculated a range of estimated terminal values for CVS Health by applying to CVS Health’s estimated adjusted EBITDA for the fiscal year ending December 31, 2022 a range of EBITDA multiples of 9.0x to 10.0x selected based on Lazard’s professional judgment and taking into account, among other things, observed implied calendar year 2018 estimated EBITDA multiples for the CVS Health selected companies (as defined below under the heading “—Selected Public Companies Analysis”) and the observed implied calendar year 2018 estimated adjusted EBITDA multiple for CVS Health.

The disclosure under the heading “Opinions of Aetna’s Financial Advisors – Opinion of Lazard Frères & Co. LLC” is hereby supplemented by amending and restating the first sentence of the second full paragraph on page 117 of the Proxy Statement to read as follows:

Lazard reviewed, among other information, closing stock prices as of December 1, 2017 as a multiple, to the extent meaningful, of calendar year 2018 estimated EPS (or adjusted EPS in the case of CVS Health).

The disclosure under the heading “Opinions of Aetna’s Financial Advisors – Opinion of Lazard Frères & Co. LLC” is hereby supplemented by amending and restating the second sentence of the second full paragraph on page 117 of the Proxy Statement to read as follows:

Lazard also reviewed enterprise values, calculated as fully diluted equity values based on closing stock prices on December 1, 2017, plus total debt, preferred stock and non-controlling interests (as applicable) and less cash and cash equivalents and unconsolidated investments (as applicable), as a multiple of calendar year 2018 estimated EBITDA (or adjusted EBITDA in the case of CVS Health).

The disclosure under the heading “Opinions of Aetna’s Financial Advisors – Opinion of Lazard Frères & Co. LLC” is hereby supplemented by amending and restating the first sentence of the second full paragraph on page 118 of the Proxy Statement to read as follows:

Lazard noted that the calendar year 2018 estimated adjusted EPS and calendar year 2018 estimated adjusted EBITDA multiples observed for CVS Health, utilizing publicly available Wall Street research analysts’ estimates and based on CVS Health’s closing stock price on December 1, 2017, were 11.8x and 7.7x, respectively.

The disclosure under the heading “Opinions of Aetna’s Financial Advisors – Opinion of Lazard Frères & Co. LLC” is hereby supplemented by amending and restating the first sentence of the third full paragraph on page 118 of the Proxy Statement to read as follows:

Lazard then applied selected ranges of calendar year 2018 estimated EPS and calendar year 2018 estimated EBITDA multiples derived from the CVS Health selected companies of 11.0x to 14.0x and 8.0x to 9.0x, respectively, to the calendar year 2018 estimated adjusted EPS and calendar year 2018 estimated adjusted EBITDA of CVS Health utilizing the CVS Health forecasts.

The disclosure under the heading “Opinions of Aetna’s Financial Advisors – Opinion of Lazard Frères & Co. LLC” is hereby supplemented by amending and restating the table on page 118 of the Proxy Statement to read as follows:

Implied Per Share Equity Value Reference Ranges Based on:		Per Share Closing Price of CVS Health Common Stock on December 1, 2017
Calendar Year 2018 Estimated Adjusted EPS	Calendar Year 2018 Estimated Adjusted EBITDA
$70 – $89	$80 – $92	$75.12

The disclosure under the heading “Opinions of Aetna’s Financial Advisors – Opinion of Allen & Company LLC” is hereby supplemented by amending and restating the eighth sentence of the second full paragraph on page 123 of the Proxy Statement to read as follows:

For purposes of the financial analyses described below in this section of this joint proxy statement/prospectus, the term (i) “implied per share merger consideration” means approximately $207.94 per share, calculated as the (a) cash consideration of $145.00 per share and (b) implied value of the stock consideration of approximately $62.94 per share based on a 0.8378x per share exchange ratio and an illustrative reference closing price for CVS Health common stock of $75.12 per share as of December 1, 2017, (ii) “EBITDA” means earnings before interest, income taxes, depreciation and amortization, excluding certain one-time non-recurring items and other items that neither relate to the ordinary course of business nor reflect underlying business performance, as applicable, (iii) “adjusted EBITDA” means, in the case of Aetna, income before income taxes, excluding interest expense, depreciation and amortization, net realized capital gains or losses and other items, if any, that neither relate to the ordinary course of Aetna’s business nor reflect Aetna’s underlying business performance and, in the case of CVS Health, means earnings before income tax provision, interest, depreciation and amortization (excluding the impact, when applicable, of acquisition-related transaction and integration costs, charges in connection with store rationalization, goodwill impairments, losses on settlements of defined benefit pension plans and other items, if any, that neither relate to the ordinary course of CVS Health’s business nor reflect CVS Health’s underlying business performance), (iv) “EPS” means earnings per share, excluding certain one-time, non-recurring or non-cash items and other items that neither relate to the ordinary course of business nor reflect underlying business performance, as applicable, and (v) “adjusted EPS” means, in the case of Aetna, Aetna’s adjusted earnings on a per share basis and, in the case of CVS Health, CVS Health’s adjusted net income on a per share basis.

The disclosure under the heading “Opinions of Aetna’s Financial Advisors – Opinion of Allen & Company LLC” is hereby supplemented by amending and restating the first sentence of the second full paragraph on page 124 of the Proxy Statement to read as follows:

Allen & Company reviewed, among other information, closing stock prices as of, in the case of the Aetna selected companies, December 1, 2017 (the last trading day prior to the date of the merger agreement) and, in the case of Aetna, October 25, 2017 (the last trading day prior to initial published reports regarding a potential acquisition of Aetna by CVS Health) and December 1, 2017, as a multiple of calendar year 2018 estimated EPS (or adjusted EPS in the case of Aetna).

The disclosure under the heading “Opinions of Aetna’s Financial Advisors – Opinion of Allen & Company LLC” is hereby supplemented by amending and restating the second sentence of the second full paragraph on page 124 of the Proxy Statement to read as follows:

Allen & Company also reviewed enterprise values, calculated as fully diluted equity values based on closing stock prices as of, in the case of the Aetna selected companies, December 1, 2017 and, in the case of Aetna, October 25, 2017 and December 1, 2017, plus total debt, preferred stock and non-controlling interests (as applicable) and less unrestricted cash and cash equivalents and unconsolidated investments (as applicable), as a multiple of calendar year 2018 estimated EBITDA (or adjusted EBITDA in the case of Aetna).

The disclosure under the heading “Opinions of Aetna’s Financial Advisors – Opinion of Allen & Company LLC” is hereby supplemented by amending and restating the second sentence of the third full paragraph on page 124 of the Proxy Statement to read as follows:

Allen & Company noted that the calendar year 2018 estimated adjusted EPS multiples observed for Aetna, utilizing publicly available Wall Street research analysts’ estimates and the Aetna forecasts, were 15.9x and 16.0x, respectively (based on Aetna’s closing share price on October 25, 2017), and 18.0x and 18.1x, respectively (based on Aetna’s closing share price on December 1, 2017).

The disclosure under the heading “Opinions of Aetna’s Financial Advisors – Opinion of Allen & Company LLC” is hereby supplemented by amending and restating the third sentence of the third full paragraph on page 124 of the Proxy Statement to read as follows:

Allen & Company also noted that the calendar year 2018 estimated adjusted EBITDA multiples observed for Aetna, utilizing publicly available Wall Street research analysts’ estimates and the Aetna forecasts, were 9.6x and 10.2x, respectively (based on Aetna’s closing share price on October 25, 2017), and 10.6x and 11.0x, respectively (based on Aetna’s closing share price on December 1, 2017).

The disclosure under the heading “Opinions of Aetna’s Financial Advisors – Opinion of Allen & Company LLC” is hereby supplemented by amending and restating the first sentence of the last paragraph on page 124 of the Proxy Statement to read as follows:

Allen & Company then applied selected ranges of calendar year 2018 estimated EPS and calendar year 2018 estimated EBITDA multiples derived from the Aetna selected companies of 18.0x to 20.0x and 10.0x to 12.0x, respectively, to the calendar year 2018 estimated adjusted EPS and calendar year 2018 estimated adjusted EBITDA of Aetna utilizing the Aetna forecasts.

The disclosure under the heading “Opinions of Aetna’s Financial Advisors – Opinion of Allen & Company LLC” is hereby supplemented by amending and restating the first table on page 125 of the Proxy Statement to read as follows:

Implied Per Share Equity Value Reference Ranges Based on:		Implied Per Share Merger Consideration
Calendar Year 2018 Estimated Adjusted EPS	Calendar Year 2018 Estimated Adjusted EBITDA
$180 – $200	$162 – $199	$207.94

The disclosure under the heading “Opinions of Aetna’s Financial Advisors – Opinion of Allen & Company LLC” is hereby supplemented by amending and restating the second sentence of the third full paragraph on page 125 of the Proxy Statement to read as follows:

Allen & Company then applied a selected range of latest 12 months EBITDA multiples of 10.0x to 13.0x and forward estimated EBITDA multiples of 9.5x to 12.5x, in each case derived from the Aetna selected transactions, to Aetna’s latest 12 months adjusted EBITDA (as of September 30, 2017) utilizing publicly available information and internal data provided by the management of Aetna and calendar year 2018 estimated adjusted EBITDA utilizing the Aetna forecasts.

The disclosure under the heading “Opinions of Aetna’s Financial Advisors – Opinion of Allen & Company LLC” is hereby supplemented by amending and restating the third table on page 125 of the Proxy Statement to read as follows:

Implied Per Share Equity Value Reference Ranges Based on:		Implied Per Share Merger Consideration
Latest 12 Months Adjusted EBITDA	Calendar Year 2018 Estimated Adjusted EBITDA
$167 – $224	$153 – $208	$207.94

The disclosure under the heading “Opinions of Aetna’s Financial Advisors – Opinion of Allen & Company LLC” is hereby supplemented by amending and restating the first sentence of the last paragraph on page 125 of the Proxy Statement to read as follows:

Shortly following the December 3, 2017 meeting of the Aetna board of directors, Aetna discovered that in calculating its latest 12 months adjusted EBITDA (as of September 30, 2017) for its financial advisors, Aetna had inadvertently overstated the interest related to certain debt incurred in connection with the proposed Humana acquisition.

The disclosure under the heading “Opinions of Aetna’s Financial Advisors – Opinion of Allen & Company LLC” is hereby supplemented by amending and restating the second sentence of the last paragraph on page 125 of the Proxy Statement to read as follows:

Aetna confirmed that the impact of the inclusion of the additional interest was immaterial and did not affect any financial data provided to its financial advisors other than Aetna’s latest 12 months adjusted EBITDA (as of September 30, 2017).

The disclosure under the heading “Opinions of Aetna’s Financial Advisors – Opinion of Allen & Company LLC” is hereby supplemented by amending and restating the third sentence of the last paragraph on page 125 of the Proxy Statement to read as follows:

Applying the selected range of latest 12 months EBITDA multiples referred to above to Aetna’s corrected latest 12 months adjusted EBITDA (as of September 30, 2017) would have indicated a lower approximate implied per share equity value reference range for Aetna derived from the analysis described above of $161 to $216.

The disclosure under the heading “Opinions of Aetna’s Financial Advisors – Opinion of Allen & Company LLC” is hereby supplemented by amending and restating the last sentence of the last paragraph on page 125 of the Proxy Statement to read as follows:

The inclusion of the additional interest in the calculation of Aetna’s latest 12 months adjusted EBITDA (as of September 30, 2017) had no other impact on the financial analyses described in this section of the joint proxy statement/prospectus.

The disclosure under the heading “Opinions of Aetna’s Financial Advisors – Opinion of Allen & Company LLC” is hereby supplemented by amending and restating the first sentence of the last paragraph on page 126 of the Proxy Statement to read as follows:

Allen & Company reviewed, among other information, closing stock prices as of, in the case of the CVS Health selected companies, December 1, 2017 and, in the case of CVS Health, November 29, 2017 (the last trading day prior to additional published reports regarding a potential acquisition of Aetna by CVS Health) and December 1, 2017, as a multiple, to the extent meaningful, of calendar year 2018 estimated EPS (or adjusted EPS in the case of CVS Health).

The disclosure under the heading “Opinions of Aetna’s Financial Advisors – Opinion of Allen & Company LLC” is hereby supplemented by amending and restating the second sentence of the last paragraph on page 126 of the Proxy Statement to read as follows:

Allen & Company also reviewed enterprise values, calculated as fully diluted equity values based on closing stock prices as of, in the case of the CVS Health selected companies, December 1, 2017 and, in the case of CVS Health, November 29, 2017 and December 1, 2017, plus total debt, preferred stock and non-controlling interests (as applicable) and less cash and cash equivalents and unconsolidated investments (as applicable), as a multiple of calendar year 2018 estimated EBITDA (or adjusted EBITDA in the case of CVS Health).

The disclosure under the heading “Opinions of Aetna’s Financial Advisors – Opinion of Allen & Company LLC” is hereby supplemented by amending and restating the second sentence of the first full paragraph on page 127 of the Proxy Statement to read as follows:

Allen & Company noted that the calendar year 2018 estimated adjusted EPS multiples observed for CVS Health, utilizing publicly available Wall Street research analysts’ estimates and the CVS Health forecasts, were 11.6x and 11.6x, respectively (based on CVS Health’s closing stock price on November 29, 2017), and 11.8x and 11.9x, respectively (based on CVS Health’s closing stock price on December 1, 2017).

The disclosure under the heading “Opinions of Aetna’s Financial Advisors – Opinion of Allen & Company LLC” is hereby supplemented by amending and restating the third sentence of the first full paragraph on page 127 of the Proxy Statement to read as follows:

Allen & Company also noted that the calendar year 2018 estimated adjusted EBITDA multiples observed for CVS Health, utilizing publicly available Wall Street research analysts’ estimates and the CVS Health forecasts, were 7.6x and 7.4x, respectively (based on CVS Health’s closing stock price on November 29, 2017), and 7.7x and 7.6x, respectively (based on CVS Health’s closing stock price on December 1, 2017).

The disclosure under the heading “Opinions of Aetna’s Financial Advisors – Opinion of Allen & Company LLC” is hereby supplemented by amending and restating the first sentence of the second full paragraph on page 127 of the Proxy Statement to read as follows:

Allen & Company then applied selected ranges of calendar year 2018 estimated EPS and calendar year 2018 estimated EBITDA multiples derived from the CVS Health selected companies of 11.0x to 14.0x and 8.0x to 9.0x, respectively, to the calendar year 2018 estimated adjusted EPS and calendar year 2018 estimated adjusted EBITDA of CVS Health utilizing the CVS Health forecasts.

The disclosure under the heading “Opinions of Aetna’s Financial Advisors – Opinion of Allen & Company LLC” is hereby supplemented by amending and restating the table on page 127 of the Proxy Statement to read as follows:

Implied Per Share Equity Value Reference Ranges Based on:		Per Share Closing Price of CVS Health Common Stock on December 1, 2017
Calendar Year 2018 Estimated Adjusted EPS	Calendar Year 2018 Estimated Adjusted EBITDA
$70 – $89	$81 – $93	$75.12

No Offer or Solicitation

This Current Report on Form 8-K is for informational purposes only and not intended to and does not constitute an offer to subscribe for, buy or sell, the solicitation of an offer to subscribe for, buy or sell or an invitation to subscribe for, buy or sell any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Additional Information and Where to Find It

In connection with the proposed transaction between CVS Health Corporation (“CVS Health”) and Aetna Inc. (“Aetna”), on February 9, 2018, CVS Health filed with the Securities and Exchange Commission (the “SEC”) an amendment to the registration statement on Form S-4 that was originally filed on January 4, 2018. The registration statement includes a joint proxy statement of CVS Health and Aetna that also constitutes a prospectus of CVS Health. The registration statement was declared effective by the SEC on February 9, 2018, and CVS Health and Aetna commenced mailing the definitive joint proxy statement/prospectus to stockholders of CVS Health and shareholders of Aetna on or about February 12, 2018. INVESTORS AND SECURITY HOLDERS OF CVS HEALTH AND AETNA ARE URGED TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain free copies of the registration statement and the definitive joint proxy statement/prospectus and other documents filed with the SEC by CVS Health or Aetna through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by CVS Health are available free of charge within the Investors section of CVS Health’s Web site at http://www.cvshealth.com/investors or by contacting CVS Health’s Investor Relations Department at 800-201-0938. Copies of the documents filed with the SEC by Aetna are available free of charge on Aetna’s internet website at http://www.Aetna.com or by contacting Aetna’s Investor Relations Department at 860-273-0896.

Participants in the Solicitation

CVS Health, Aetna, their respective directors and certain of their respective executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of CVS Health is set forth in its Annual Report on Form 10-K for the year ended December 31, 2017, which was filed with the SEC on February 14, 2018, its proxy statement for its 2017 annual meeting of stockholders, which was filed with the SEC on March 31, 2017, and certain of its Current Reports on Form 8-K. Information about the directors and executive officers of Aetna is set forth in its Annual Report on Form 10-K for the year ended December 31, 2017, which was filed with the SEC on February 23, 2018, its proxy statement for its 2017 annual meeting of shareholders, which was filed with the SEC on April 7, 2017, and certain of its Current Reports on Form 8-K. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the definitive joint proxy statement/prospectus filed with the SEC and other relevant materials to be filed with the SEC when they become available.

Cautionary Statement Regarding Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 (the “Reform Act”) provides a safe harbor for forward-looking statements made by or on behalf of CVS Health or Aetna. This Current Report on Form 8-K may contain forward-looking statements within the meaning of the Reform Act. You can generally identify forward-looking statements by the use of forward-looking terminology such as “anticipate,” “believe,” “can,” “continue,” “could,” “estimate,” “evaluate,” “expect,” “explore,” “forecast,” “guidance,” “intend,” “likely,” “may,” “might,” “outlook,” “plan,” “potential,” “predict,” “probable,” “project,” “seek,” “should,” “view,” or “will,” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond CVS Health’s and Aetna’s control.

Statements in this Current Report on Form 8-K regarding CVS Health and Aetna that are forward-looking, including CVS Health’s and Aetna’s projections as to the closing date for the pending acquisition of Aetna (the “transaction”), the extent of, and the time necessary to obtain, the regulatory approvals required for the transaction, the anticipated benefits of the transaction, the impact of the transaction on CVS Health’s and Aetna’s businesses, the expected terms and scope of the expected financing for the transaction, the ownership percentages of CVS Health’s common stock of CVS Health stockholders and Aetna shareholders at closing, the aggregate amount of indebtedness of CVS Health following the closing of the transaction, CVS Health’s expectations regarding debt repayment and its debt to capital ratio following the closing of the transaction, CVS Health’s and Aetna’s respective share repurchase programs and ability and intent to declare future dividend payments, the number of prescriptions used by people served by the combined companies’ pharmacy benefit business, the synergies from the transaction, and CVS Health’s, Aetna’s and/or the combined company’s future operating results, are based on CVS Health’s and Aetna’s managements’ estimates, assumptions and projections, and are subject to significant uncertainties and other factors, many of which are beyond their control. In particular, projected financial information for the combined businesses of CVS Health and Aetna is based on estimates, assumptions and projections and has not been prepared in conformance with the applicable accounting requirements of Regulation S-X relating to pro forma financial information, and the required pro forma adjustments have not been applied and are not reflected therein. None of this information should be considered in isolation from, or as a substitute for, the historical financial statements of CVS Health and Aetna. Important risk factors related to the transaction could cause actual future results and other future events to differ materially from those currently estimated by management, including, but not limited to: the timing to consummate the proposed transaction; the risk that a regulatory approval that may be required for the proposed transaction is delayed, is not obtained or is obtained subject to conditions that are not anticipated; the risk that a condition to the closing of the proposed transaction may not be satisfied; the outcome of litigation related to the transaction; the ability to achieve the synergies and value creation contemplated; CVS Health’s ability to promptly and effectively integrate Aetna’s businesses; and the diversion of and attention of management of both CVS Health and Aetna on transaction-related issues.

In addition, this Current Report on Form 8-K may contain forward-looking statements regarding CVS Health’s or Aetna’s respective businesses, financial condition and results of operations. These forward-looking statements also involve risks, uncertainties and assumptions, some of which may not be presently known to CVS Health or Aetna or that they currently believe to be immaterial also may cause CVS Health’s or Aetna’s actual results to differ materially from those expressed in the forward-looking statements, adversely impact their respective businesses, CVS Health’s ability to complete the transaction and/or CVS Health’s ability to realize the expected benefits from the transaction. Should any risks and uncertainties develop into actual events, these developments could have a material adverse effect on the transaction and/or CVS Health or Aetna, CVS Health’s ability to successfully complete the transaction and/or realize the expected benefits from the transaction. Additional information concerning these risks, uncertainties and assumptions can be found in CVS Health’s and Aetna’s respective filings with the SEC, including the risk factors discussed in “Item 1.A. Risk Factors” in CVS Health’s and Aetna’s most recent Annual Reports on Form 10-K, as updated by their Quarterly Reports on Form 10-Q and future filings with the SEC.

You are cautioned not to place undue reliance on CVS Health’s and Aetna’s forward-looking statements. These forward-looking statements are and will be based upon management’s then-current views and assumptions regarding future events and operating performance, and are applicable only as of the dates of such statements. Neither CVS Health nor Aetna assumes any duty to update or revise forward-looking statements, whether as a result of new information, future events or otherwise, as of any future date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aetna Inc.

Date:	February 28, 2018	By:	/s/ Heather Dixon
			Name:	Heather Dixon
			Title:	Vice President, Controller and Chief Accounting Officer